UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/08/2013

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-25837

Delaware	36-2681268
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

233 S. Wacker Dr., Suite 4200, Chicago, IL 60606
(Address of principal executive offices, including zip code)

312-496-1200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 9, 2013, Heidrick & Struggles International, Inc. ("Heidrick & Struggles" or the "Company") announced that Karen K. Pepping has been appointed as the Senior Vice President, Chief Accounting Officer and Controller of the Company. A copy of this announcement is attached hereto as Exhibit 99.1. Prior to this appointment Ms. Pepping served as the Company's Senior Vice President, and Controller beginning February 25, 2013.

Before joining the Company, Ms. Pepping, age 48, served as the Vice President of Finance & Accounting of AAR Corp, a publicly held provider of value-added products and services to the worldwide aerospace and government/defense industries from March 2012 until February 2013. Ms. Pepping also served as Vice President and Controller of Nicor Inc., from July 2006 until December 2011. Ms. Pepping joined Nicor Inc. in July 2003 as Assistant Controller and served as Assistant Vice President and Controller from June 2005 until July 2006. She is a certified public accountant, has a master's degree in finance and has over 25 years of experience in the accounting field.

The Company entered into an employment agreement with Ms. Pepping as of February 26, 2013 in connection with her employment with the Company, which was amended in connection with her appointment as chief accounting officer as of May 8, 2013. The agreement provides for an annual base salary of $265,000, participation in the company's Management Incentive Plan ("MIP") at the Tier II level, a target bonus opportunity equal to 50% of base salary, participation in the Company's Management Severance Pay Plan ("Severance Plan") at the Tier II level, participation in the Company's equity programs, and participation in the Company's benefit plans at the same level as other senior executives. Full descriptions of the Company's benefit and compensation plans are contained in the Company's proxy statement which was filed with the SEC on April 24, 2013 and is incorporated herein by reference. The agreement contains one-year post-termination non-solicitation and non-competition restrictions. A copy of the employment agreement between the Company and Ms. Pepping is attached hereto as Exhibit 99.2 and is incorporated herein by this reference. The foregoing description of the terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement.

Item 9.01.    Financial Statements and Exhibits

99.01        Heidrick & Struggles International, Inc. Press Release dated May 9, 2013.

99.02        Employment Agreement by and between Heidrick & Struggles International, Inc. and Karen K. Pepping as of May 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

Date: May 10, 2013	By:	/s/ Stephen W. Beard
Stephen W. Beard
EVP, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.01	Press Release dated May 8, 2013.
EX-99.02	Employment Agreement by and between Heidrick & Struggles International, Inc. and Karen K. Pepping as of May 8, 2013